ZOMAX OPTICAL MEDIA, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         THIS AGREEMENT,  made this ________ day of  _______________,  19___, by and between ZOMAX OPTICAL MEDIA, INC., a Minnesota corporation (the "Company"), and _______________________________ (the "Optionee");

                               W I T N E S S E T H

         WHEREAS, the Optionee on the date hereof is an employee of the Company or a Subsidiary of the Company;

         WHEREAS, to induce the Optionee to continue in its employ and to further the Optionee's efforts in its behalf, the Company desires to grant to the Optionee an incentive stock option to purchase shares of its Common Stock;

         WHEREAS, the Company's Board of Directors has adopted a stock option plan providing for the grant of incentive stock options known as "Zomax Optical Media, Inc. 1996 Stock Option Plan" (hereinafter referred to as the "Plan"); and

         WHEREAS, on the date hereof, the Company's Board of Directors (or, if so appointed and empowered by the Board, the Board's Stock Option Committee) authorized the grant of this incentive stock option to the Optionee;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, on the date of this Agreement, the option to purchase ___________ shares of Common Stock of the Company (the "Option Stock") subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 13 of the Plan. This option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

         2. Option Price. During the term of this option, the purchase price for the shares of Option Stock granted herein is $_________ per share (not less than the fair market value as of date of grant), subject only to adjustment of such price as provided in Section 13 of the Plan.

         3. Term of Option. Unless terminated earlier under the provisions of Paragraphs 10, 11 or 12 below, this option shall terminate as of the close of business on _____________________. During the first year after the date of this

Agreement, this option shall not be exercisable. Thereafter, this option shall be exercisable to the extent of _____________ percent (_____%) of such total number of shares during each succeeding year until the earlier of the time this option shall have become exercisable to the extent of one hundred percent (100%) of the total number of shares granted or its termination as provided herein. If the Optionee does not purchase the full number of shares which the Optionee is entitled to purchase upon an exercise of this option, the Optionee may purchase upon any subsequent exercise prior to the option's termination such previously unpurchased shares in addition to those the Optionee is otherwise entitled to purchase. If this option has been granted prior to approval of the Plan by the Company's shareholders, this option shall not be exercisable until such approval is obtained.

         4. Personal Exercise by Optionee. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee, or by the Optionee's guardian or other legal representative, and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

         5.       Manner of Exercise of Option.

                  a. The option may be exercised only by Optionee (or other proper party in the event of death), subject to the conditions of the Plan and subject to such other administrative rules as the Board of Directors may deem advisable, by delivering a written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice. The exercise of the option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the exercise period as provided herein.

                  b. Payment of the option price by Optionee shall be in the form of cash, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof; provided, however, that the Board or any Committee appointed by the Board to administer the Plan may, in its sole discretion, limit the form of payment to cash or certified check and may exercise its discretion any time prior to the termination of this option or upon any exercise of this option by the Optionee. Any stock so tendered as part of such payment shall be valued at its fair market value as provided in the Plan. As soon as practicable after the effective exercise of all or any part of the option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

         6. Employment; Rights as a Shareholder. This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment. The Optionee or a transferee of this option shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 13 of the Plan.

         7. 1996 Stock Option Plan. The option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this option, and, in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

         8. Withholding Taxes on Disqualifying Disposition by Optionee. In the event of a disqualifying disposition of Option Stock by Optionee, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition or upon independently learning of such a disposition, the Company may take such action as it deems appropriate to insure that, if necessary to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon such disqualifying disposition and to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. The Optionee may, subject to the approval and discretion of the Board of Directors or such other administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock having a fair market value equal to such obligations.

         9. Securities Law Compliance. The exercise of all or any parts of this option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

         10. Termination of Employment (Other than for Death or Change of Control). If Optionee ceases to be an employee of the Company or any Subsidiary for any reason, other than because of a "change of control transaction" as described in Paragraph 11 or because of death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 3 above. In such period following such termination of employment, this option shall be exercisable only to the extent the option was exercisable on the date of termination of employment, but had not previously been exercised.

         11. Change of Control. If Optionee's employment with the Company or any Subsidiary is terminated because of a "change of control transaction," this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment and (ii) the expiration date of this Option stated in Paragraph 3 above; provided, however, that if (a) such transaction is treated as a "pooling of interests" under generally accepted accounting principles and (b) Optionee is an "affiliate" of the Company or Subsidiary under applicable legal and accounting principles, this Option shall completely terminate on the later of (A) the close of business on the three-month anniversary date of such termination of employment or (B) the close of business on the date that is sixty (60) days after the date on which affiliates are no longer restricted from selling, transferring or otherwise disposing of the shares of stock received in the change of control transaction.

                  In such period following the termination of Optionee's employment upon a change of control transaction, this Option shall be fully exercisable unless the acceleration of the exercisability of this Option has been prevented as provided in Section 13 of the Plan, in which case, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment or if Optionee does not exercise the Option within the time specified in this Paragraph 11, all rights of Optionee under this Option shall be forfeited. If Optionee exercises this Option on a date that is after the three-month anniversary date of the termination of Optionee's employment or on a date that is more than ten years (or five years, if applicable) after the Date of Grant, this Option shall not be treated as an incentive stock option within the meaning of Code Section 422.

                  For purposes of this Paragraph 11, a "change of control transaction" means an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company.

         12. Death of Optionee. If the Optionee dies (i) while in the employ of the Company or any Subsidiary, or (ii) within the period of three months after the termination of employment with the Company or any Subsidiary as provided in Paragraph 10, this option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the Optionee's death, and (ii) the expiration date under this option. In such period following the Optionee's death, this option may be exercised by the person or persons to whom the Optionee's rights under this option shall have passed by the Optionee's will or by the laws of descent and distribution only to the extent the option was exercisable on the date of death but had not previously been exercised. To the extent this option was not exercisable upon Optionee's death, or if the option is not exercised within the time specified in this Paragraph 12, all rights under this option shall be forfeited.

         13. Recapitalizations, Sales, Mergers, Exchanges, Consolidations, Liquidation. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee's rights with respect to any unexercised portion of the option (i.e., Optionee shall have such "anti-dilution" rights under the option with respect to such events, but shall not have "preemptive" rights).

         14. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 4 hereof.

         IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement in the manner appropriate to each, as of the day and year first above written.

                                       ZOMAX OPTICAL MEDIA, INC.


                                       By _____________________________________
                                       Its_____________________________________
                                                                        COMPANY


                                          _____________________________________
                                                                       OPTIONEE

                            ZOMAX OPTICAL MEDIA, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT, made this ______ day of _____________, 19___, by and between ZOMAX OPTICAL MEDIA, INC., a Minnesota corporation (the "Company"), and _________________________ (the "Optionee");

                               W I T N E S S E T H

         WHEREAS, the Optionee on the date hereof is an employee, officer, director, consultant or advisor of the Company or a Subsidiary of the Company;

         WHEREAS, to induce the Optionee to further the Optionee's efforts in its behalf, the Company desires to grant to the Optionee a nonqualified stock option to purchase shares of its Common Stock;

         WHEREAS, the Company's Board of Directors has adopted a stock option plan providing for the grant of nonqualified stock options known as "Zomax Optical Media, Inc. 1996 Stock Option Plan" (hereinafter referred to as the "Plan"); and

         WHEREAS, on the date hereof, the Company's Board of Directors (or, if so appointed and empowered by the Board, the Board's Stock Option Committee) authorized the grant of this nonqualified stock option to the Optionee;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, on the date of this Agreement, the option to purchase _________ shares of Common Stock of the Company (the "Option Stock") subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 13 of the Plan. This option is a nonqualified stock option and will not be treated as an incentive stock option, as defined under Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

         2. Option Price. During the term of this option, the purchase price for the shares of Option Stock granted herein is $___________ per share, subject only to adjustment of such price as provided in Section 13 of the Plan.

         3. Term of Option. Unless terminated earlier under the provisions of Paragraphs 10, 11 or 12 below, this option shall terminate as of the close of business on _________________. During the first year after the date of this

Agreement, this option shall not be exercisable. Thereafter, this option shall be exercisable to the extent of ____________ percent (____%) of such total number of shares during each succeeding year until the earlier of the time this option shall have become exercisable to the extent of one hundred percent (100%) of the total number of shares granted or its termination as provided herein. If the Optionee does not purchase the full number of shares which the Optionee is entitled to purchase upon an exercise of this option, the Optionee may purchase upon any subsequent exercise prior to the option's termination such previously unpurchased shares in addition to those the Optionee is otherwise entitled to purchase. If this option has been granted prior to approval of the Plan by the Company's shareholders, this option shall not be exercisable until such approval is obtained.

         4. Personal Exercise by Optionee. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee, or by the Optionee's guardian or other legal representative, and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

         5.       Manner of Exercise of Option.

                  a. The option may be exercised only by Optionee (or other proper party in the event of death), subject to the conditions of the Plan and subject to such other administrative rules as the Board of Directors may deem advisable, by delivering a written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice. The exercise of the option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the exercise period as provided herein.

                  b. Payment of the option price by Optionee shall be in the form of cash, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof; provided, however, that the Board or any Committee appointed by the Board to administer the Plan may, in its sole discretion, limit the form of payment to cash or certified check and may exercise its discretion any time prior to the termination of this option or upon any exercise of this option by the Optionee. Any stock so tendered as part of such payment shall be valued at its fair market value as provided in the Plan. As soon as practicable after the effective exercise of all or any part of the option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

         6. Employment; Rights as a Shareholder. This Agreement shall not confer on Optionee any right with respect to continuance of employment, if so employed, by the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment. The Optionee or a transferee of this option shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 13 of the Plan.

         7. 1996 Stock Option Plan. The option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this option, and, in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

         8. Withholding Taxes. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of this option and to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to the Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. The Optionee may, subject to the discretion of the Board of Directors or such other administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock having a fair market value equal to such obligations.

         9. Securities Law Compliance. The exercise of all or any parts of this option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

         10. Termination of Relationship With Company (Other than Because of Death or Change of Control). If the Optionee ceases to be an employee or director of or a consultant or advisor to the Company or any Subsidiary for any reason, other than because of a "change of control transaction" as described in Paragraph 11 or because of death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of such relationship, and (ii) the expiration date of this Option stated in Paragraph 3 above. In such period following termination of such relationship, this option shall be exercisable only to the extent the option was exercisable on the date of termination of such relationship, but had not previously been exercised.

         11. Change of Control. If the Optionee ceases to be an employee or director of or a consultant or advisor to the Company or any Subsidiary because of a "change of control transaction," this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment and (ii) the expiration date of this Option stated in Paragraph 3 above; provided, however, that if (a) such transaction is treated as a "pooling of interests" under generally accepted accounting principles and (b) Optionee is an "affiliate" of the Company or Subsidiary under applicable legal and accounting principles, this Option shall completely terminate on the later of (A) the close of business on the three-month anniversary date of such termination or (B) the close of business on the date that is sixty (60) days after the date on which affiliates are no longer restricted from selling, transferring or otherwise disposing of the shares of stock received in the change of control transaction.

                  In such period following the termination of Optionee's employment upon a change of control transaction, this Option shall be fully exercisable unless the acceleration of the exercisability of this Option has been prevented as provided in Section 13 of the Plan, in which case, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon termination of such relationship or if Optionee does not exercise the Option within the time specified in this Paragraph 11, all rights of Optionee under this Option shall be forfeited.

                  For purposes of this Paragraph 11, a "change of control transaction" means an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company.

         12. Death of Optionee. If the Optionee dies (i) while an employee or director of or consultant or advisor to the Company or any Subsidiary, or (ii) within the period of three months after the termination of Optionee's relationship with the Company or any Subsidiary as provided in Paragraph 10, this option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the Optionee's death, and (ii) the expiration date under this option. In such period following the Optionee's death, this option may be exercised by the person or persons to whom the Optionee's rights under this option shall have passed by the Optionee's will or by the laws of descent and distribution only to the extent the option was exercisable on the date of death but had not previously been exercised. To the extent this option was not exercisable upon Optionee's death, or if the option is not exercised within the time specified in this Paragraph 12, all rights under this option shall be forfeited.

         13. Recapitalizations, Sales, Mergers, Exchanges, Consolidations, Liquidation. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee's rights with respect to any unexercised portion of the option (i.e., Optionee shall have such "anti-dilution" rights under the option with respect to such events, but shall not have "preemptive" rights).

         14. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 4 hereof.

         IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement in the manner appropriate to each, as of the day and year first above written.

                                       ZOMAX OPTICAL MEDIA, INC.


                                       By _____________________________________
                                       Its_____________________________________
                                                                        COMPANY


                                          _____________________________________
                                                                       OPTIONEE